Palmer Square Opportunistic Income Fund

Supplement dated September 7, 2018 to the

Statement of Additional Information (“SAI”) dated December 1, 2017.

Effective immediately, the “Reverse Repurchase Agreements” disclosure on page B-32 of the Fund’s SAI is deleted and replaced with the following:

REVERSE REPURCHASE AGREEMENTS

The Fund may enter into “reverse” repurchase agreements. The Fund may invest a maximum of 10% of its total assets in reverse repurchase agreements. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund.

Please file this Supplement with your records.